Exhibit 10.2
EXECUTION
SECOND AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
(QUEST RESOURCE CORPORATION)
     THIS SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (herein referred to as this “Security Agreement Amendment”) is executed as of March 5, 2010, by POSTROCK ENERGY SERVICES CORPORATION, formerly known as QUEST RESOURCE CORPORATION, a Nevada corporation (“Debtor”), whose address is 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102, for the benefit of ROYAL BANK OF CANADA (in its capacity as “Administrative Agent” and “Collateral Agent” for the Secured Parties, as such term is defined in the Credit Agreement (hereafter defined)), as “Secured Party,” whose address is Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario M5J 2W7.
RECITALS
     A. Pursuant to that certain Credit Agreement, dated as of November 15, 2007 (the “Original Credit Agreement”) among Debtor, as debtor, the various financial institutions that are, or may from time to time become, parties thereto (individually an “Lender” and collectively the “Lenders”) and Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”), and collateral agent (in such capacity, the “Collateral Agent”), the Lenders have agreed to make Loans for the account of the Debtor.
     B. To secure loans made by the Lenders to the Debtor pursuant to the Original Credit Agreement, Debtor entered into that certain Pledge and Security Agreement dated as of November 15, 2007 in favor of the Administrative Agent for the benefit of the Lenders, as amended by a First Amendment to Pledge and Security Agreement dated as of July 11, 2008 (as amended, the “Security Agreement”) pursuant to which the Debtor granted a security interest in all assets of Debtor, including without limitation, all partnership and limited liability company interests owned by Debtor.
     C. Pursuant to that certain Amended and Restated Credit Agreement dated as of July 11, 2008 (the “First Amended and Restated Credit Agreement”), among Debtor, the various financial institutions that were, or became, parties thereto and Royal Bank of Canada, as administrative agent and collateral agent, the Original Credit Agreement was amended and restated in its entirety and the indebtedness owing under the Original Credit Agreement was refinanced and carried forward by the First Amended and Restated Credit Agreement and all of the liens and security interests securing the “Obligations” (as defined in the Original Credit Agreement) were carried forward and secured, without interruption or loss of priority, the “Obligations” (as defined in the First Amended and Restated Credit Agreement) under the First Amended and Restated Credit Agreement.
     D. Pursuant to that certain Second Amended and Restated Credit Agreement dated as of September 11, 2009, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of November 30, 2009, a Second Amendment to Second Amended and Restated Credit Agreement dated as of December 17, 2009 and a Third Amendment to Second Amended and Restated Credit Agreement dated as of February 18, 2010 (as amended, the “Second Amended and Restated Credit Agreement”), among Debtor, the various financial institutions that were, or become,
Second Amendment to Pledge and
Security Agreement
Quest Resource Corporation

parties thereto and Royal Bank of Canada, as administrative agent and collateral agent, the First Amended and Restated Credit Agreement was amended and restated in its entirety and the indebtedness owing under the First Amended and Restated Credit Agreement was refinanced and carried forward by the Second Amended and Restated Credit Agreement and all of the liens and security interests securing the “Obligations” (as defined in the First Amended and Restated Credit Agreement) were carried forward and secured, without interruption or loss of priority, the “Obligations” (as defined in the Second Amended and Restated Credit Agreement) under the Second Amended and Restated Credit Agreement.
     E. Pursuant to Section 10.21 of the Second Amended and Restated Credit Agreement, upon the closing of the Recombination each Lender, together with the Administrative Agent and the Collateral Agent, agreed to release, discharge and terminate any Lien against equity of QELP (or any successor following any merger or conversion pursuant to the Recombination Agreement) pledged to secure the Obligations in order for Debtor to pledge all such equity to secure, on a first lien priority basis, Debtor’s guarantee of the Obligations (as defined in the QELP First Lien Credit Agreement), and on a second lien priority basis, Debtor’s guarantee of the Obligations (as defined in the QELP Second Lien Credit Agreement).
     F. To evidence the release contemplated by Recital E, Royal Bank of Canada, as Administrative Agent and Collateral Agent, has entered into the Release Agreement of even date herewith pursuant to which it has released the Lien against the equity of QELP.
     G. Pursuant to Section 10.21 of the Second Amended and Restated Credit Agreement, upon the closing of the Recombination each Lender, together with the Administrative Agent and the Collateral Agent, agreed to release, discharge and terminate any Lien against equity of QMLP (or any successor following any merger or conversion) pledged to secure the Obligations in order for Debtor to pledge all such equity to secure, on a first lien priority basis, Debtor’s guarantee of the Obligations (as defined in the QMLP Credit Agreement).
     H. To evidence the release contemplated by Recital G, Royal Bank of Canada, as Administrative Agent and Collateral Agent, has entered into the Release Agreement of even date herewith pursuant to which it has released the Lien against the equity of QMLP.
     I. The Debtor and Administrative Agent are entering into this Security Agreement Amendment to amend Annex B-1 to the Security Agreement to (i) release, discharge and terminate any Lien against equity of QELP (or any successor following any merger or conversion) pledged to secure the Obligations and (ii) release, discharge and terminate any Lien against equity of QMLP (or any successor following any merger or conversion) pledged to secure the Obligations; and
     J. The Debtor has duly authorized the execution, delivery and performance of this Security Agreement Amendment.
     K. This Security Agreement Amendment is integral to the transactions contemplated by the Loan Documents, and the execution and delivery of this Security Agreement Amendment is a condition precedent to the Lenders’ obligations to extend credit under the Loan Documents.
     ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:
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     1. REFERENCE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT. The terms, conditions, and provisions of the Second Amended and Restated Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as the Lenders are obligated to lend under the Second Amended and Restated Credit Agreement and thereafter until the Obligations are paid and performed in full.
     2. Annex B-1 attached to the Security Agreement is hereby replaced and Annex B-1 attached hereto is substituted therefor.
     3. Debtor is not required to grant a security interest in the successors to QELP and QMLP, in each case whether by conversion or merger.
     THIS SECURITY AGREEMENT AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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Signature Page to Follow.
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     IN WITNESS WHEREOF, the Debtor has caused this Security Agreement Amendment to be duly executed and delivered by an officer duly authorized as of the date first above written.

DEBTOR:
POSTROCK ENERGY SERVICES CORPORATION, a Nevada corporation
By:	/s/ David C. Lawler
David C. Lawler, Chief Executive Officer
and President

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Signature Page 1

ADMINISTRATIVE AGENT: ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
By:	/s/ Susan Khokher
Name:	Susan Khokher
Title:	Manager, Agency

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Signature Page 2

ANNEX B-1 TO SECURITY AGREEMENT

COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None
B.	Pledged Shares:
•	100% of the issued and outstanding common stock of Quest Mergersub, Inc., a Delaware corporation.
C.	Partnership/Limited Liability Company Interests:
•	100% of the issued and outstanding membership interests in Quest Oil & Gas, LLC, a Kansas limited liability company.
•	100% of the issued and outstanding membership interests in Quest Energy Service, LLC, a Kansas limited liability company.
•	100% of the issued and outstanding membership interests in Quest Eastern Resource LLC (f/k/a PetroEdge Resources (WV) LLC), a Delaware limited liability company.
D.	Agreements:
•	Operating Agreement of Quest Energy Service, LLC dated December 18, 2006.
•	Operating Agreement of Quest Oil & Gas, LLC dated December 18, 2006.
•	Limited Liability Company Agreement of Quest Eastern Resource dated July 11, 2008.
E.	Commercial Tort Claims: None
F.	Deposit Accounts (including name of bank, address and account number):
•	Account #814172369 at the Bank of Oklahoma.
•	Account #814171588 at the Bank of Oklahoma.
•	Account #737308510 at JPMorgan Chase Bank.
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Annex B-1 — Page 1